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                                                                EXHIBIT 10.52.1

                             JOINT FILING AGREEMENT


   The undersigned agree that the attached Schedule 13D and any amendments thereto and any Forms 3, 4 or 5 required to be filed by the undersigned relating to the Common Stock of Electropure, inc., a California corporation, may be jointly filed.


   November 4, 1997



                            /S/  PHILIP J. WYATT
                            -------------------------------------------------
                                  Philip J. Wyatt

                            WYATT TECHNOLOGY CORPORATION

                            By     /S/  PHILIP J. WYATT
                                 --------------------------------------------
                                  Philip J. Wyatt, President